SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 2, 2007
GRUBB & ELLIS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8122	94-1424307

(State or other jurisdiction of formation)	(Commission File Number)	(IRS Employer Identification No.)
500 West Monroe Street, Suite 2800, Chicago, Illinois 60661

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (312) 698-6700
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.
     On August 2, 2007, Grubb & Ellis Company (the “Company”) issued a press release reporting its preliminary results of operations for the Company’s fiscal 2007 fourth quarter ended June 30, 2007 and announced details of a year-end earnings call and web-cast scheduled for August 16, 2007. A copy of the press release issued by the Company regarding the foregoing results and call is included as Exhibit 99.1 to this Current Report on Form 8-K.
     The Company has filed a preliminary proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”). THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/
PROSPECTUS AND, WHEN IT BECOMES AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS. THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION. The Company’s stockholders and investors may obtain free copies of the proxy statement/prospectus (when available) and other documents filed by the Company through the website maintained by the SEC at www.sec.gov. In addition, the Company’s stockholders and investors may obtain free copies of the proxy statement/prospectus (when available) and other documents filed by the Company from the Company by contacting the Company’s Investor Relations department at 500 West Monroe Street, Suite 2800, Chicago, IL 60661 or calling 312.698.6700.
     The information in the preliminary proxy statement/prospectus is not complete and may be changed. Before making any voting or investment decisions with respect to the proposed business combination or any of the other matters with respect to which the Company’s stockholders will be asked to vote pursuant to the proxy statement/prospectus, the Company’s stockholders and investors are urged to read the proxy statement/prospectus and other documents filed by the Company when they become available.
     The Company, its directors and named executive officers may be deemed to be participants in the solicitation of the Company’s security holders in connection with the proposed business combination and other matters with respect to which the Company’s stockholders will be asked to vote pursuant to the proxy statement/prospectus. Information regarding the names, affiliations and interests of such individuals is set forth in the Company’s preliminary proxy statement/prospectus which was filed with the SEC on July 2, 2007, as such information may be supplemented by the Company’s definitive proxy statement/statement when it is filed with the SEC, and in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2006.
Item 9.01     Financial Statements and Exhibits.
(d)     The following are filed as Exhibits to this Current Report on Form 8-K:
          99.1      Press Release issued by Grubb & Ellis Company on August 2, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS COMPANY
By:	/s/ Robert Z. Slaughter
Robert Z. Slaughter
Executive Vice President and General Counsel

Dated: August 2, 2007